Exhibit 10.41

Contract of Lease of Warehouse in Chengdu Bonded & Logistics Center

Contract No.: CBL-2009-03

Party A (Landlord): Chengdu Bonded & Logistics Investment Company Limited

Address: No. 8 Shuangbai Road, West Zone, Chengdu High-Tech Industrial Development Zone

Business License No.: 5101091001622

Party B (Tenant): Source Photonics Company Limited

Address: 2# and 5# Workshops, Chengdu Export Processing Zone, Sichuan

Business License No.:

Whereas Party A agrees to rent its premises in the Chengdu Bonded & Logistics Center to Party B and Party B agrees to lease the premises of Party A, pursuant to the provisions of the Contract Law of the People’s Republic of China and applicable laws and regulations, it is agreed as follows:

Article 1                      Party A lawfully owns the premises in the Chengdu Bonded & Logistics Center, which are suitable for enterprises to use as office or warehouse.

Article 2                      According to investigation and review, Party B will enter the premises in the Chengdu Bonded & Logistics Center under its Source Photonics Company Limited project.

Article 3                      Party A will rent the following premises (hereinafter referred to as the “Premises”) to Party B:

1.               Domestic Warehouse A2-3 (No. 13/14/15) warehouse, floor area: 308.61 square meters.

2.               Domestic Warehouse A2-3 office, floor area: 30.84 square meters.

Article 4                      Term and purpose of lease:

1.               The term of lease of the Premises shall be 12 months (one year) from August 6, 2009 to August 5, 2010.

2.               Party B hereby promises to Party A that it will use the Premises as warehouse only and comply with applicable national regulations on safety and environmental protection.

3.               Upon the expiration of the lease term, Party A shall have the right to recover the Premises and Party B shall evacuate and return the Premises to Party A. In the event that Party B intends to extend the lease, it shall notify Party A in writing one month before the expiration of the lease term. If Party A agrees to extend the lease, both parties shall enter into a new lease contract.

Article 5                      Warehouse charges and terms of payment

1.               The warehouse fee shall be RMB 15 per square meters per month, i.e., RMB 4629.15 per month.

2.               The rent on office shall be RMB 20 per square meters per month, i.e., RMB 616.80 per month.

3.               The property management fee on the warehouse and office shall be RMB 1.5 per square meters per month, i.e., RMB 509.18 per month.

4.               The warehouse fee, rent and property management fee shall be paid on a (quarterly) basis. Party B shall pay the rent and property management fee for the (quarter) in full amount one week before the beginning of each (quarter). The first installment of rent and property management fee shall be paid in full amount within 10 working days after the entry into force of this Contract.

5.               The warehouse fee and property management fee shall be remitted to the account designated by Party A on schedule. Upon the receipt of the warehouse fee and property management fee paid by Party B, Party A shall issue a corresponding receipt to Party B.

6.               The fees paid by Party B are for warehouse fee and property management fee on the Premises only, not including the expenses of water, electricity, gas, air conditioning and network and other expenses, which shall be borne by Party B.

Article 6                      Security deposit

1.               Party B shall pay Party A a security deposit of RMB 10491.90 (equivalent with two months’ rent). No interest shall be charged on the security deposit.

2.               Party B shall pay the security deposit in full amount within 5 working days after the entry into force of this Contract.

3.               The security deposit shall be remitted to the account designated by Party A on schedule. Upon the receipt of the security deposit paid by Party B, Party A shall issue a corresponding receipt to Party B.

4.               During the lease term, in case Party B becomes delinquent in the payment of any fee payable by Party B hereunder, including but not limited to warehouse fee, property management fee, water expense, electric expense, gas expense, air conditioning expense, network expense, overdue fine and liquidated damages, and causes any loss to Party A, Party A is entitled to deduct the amount in arrears from the security deposit and request Party B to make up the deficiency (if any).

5.               In the event of any damage to the Premises and ancillary facilities and equipment therein caused by Party B during the lease term (fair wear and tear excluded), Party B shall promptly restore the Premises and ancillary facilities and equipment therein to their former state. Otherwise, Party A is entitled to deduct reasonable repair expenses from the security deposit and request Party B to make up the deficiency (if any).

6.               Upon the expiration of the lease term, Party B shall restore the Premises to their former state. In the event that Party B returns the Premises in good condition (fair wear and tear excluded) to Party A upon the expiration of the lease term and hasn’t had any breach of Contract during the lease term, Party A shall pay back the security deposit to Party B within 5 working days of the expiration of lease term. Any item in the Premises not removed by Party B within 10 days of the expiration of lease term shall be deemed to have been waived by Party B and be disposed of by Party A at its sole discretion.

Article 7                      Property management

1.               Upon the execution of this Contract, Party B has already understood the property management on the Premises and agrees to accept the property management on the Premises.

2.               During the lease term, Party B shall unconditionally comply with Party A’s regulations on property management and fire safety and pay the property management fee, water expense, electric expense, gas expense, air conditioning expense, network expense and other expenses on schedule.

3.               The expenses of water, electricity (power consumption by office and central air conditioning) and energy consumption in the office building shall be RMB 8.0 per square meters per month and paid monthly. The expenses of water, electricity and energy consumption in the warehouse shall be paid monthly according to actual quantity consumed.

Article 8                      Assign and underlet of the Premises

1.               Party B hereby waives its preemptive right to purchase the Premises during the lease term. In the event of any change in the title or operational right over the Premises, Party A does not need to obtain the consent of Party B but shall notify Party B of such change. No change in the title or operational right over the Premises shall affect the performance of this Contract.

2.               Party B shall not underlet or sublet the Premises without Party A’s consent. Party B may underlet or sublet the Premises to a third party subject to Party A’s consent. In such case, Party B and the said third party shall assume joint responsibility to Party A.

Article 9                      Insurance responsibility

During the lease, Party A shall purchase the insurance for the Premise and Party B shall purchase the insurance for its property inside the Premise and other necessary insurance (including liability insurance). In case where Party A and Party B have not purchased the above mentioned insurance, they shall bear their respective share of compensation and liabilities arising therefrom.

Article 10                Responsibilities of both Parties

(A)      Party A’s responsibilities

1.               Deliver the Premises and facilities and equipment therein on time and in good condition to Party B pursuant to the provisions of this Contract.

2.               In the event that this Contract is rescinded because Party A fails to provide the Premises pursuant to the provisions of this Contract, Party A shall pay Party 10% of total warehouse fee hereunder as liquidated damages.

3.               In the event that Party A breaches this Contract and recovers the Premises prior to the expiration of this Contract, Party A shall pay Party B 10% of total warehouse fee hereunder as liquidated damages. In the event that the said liquidated damages are insufficient to cover Party B’s losses, Party A is liable to make further compensation for Party B’s losses.

4.               For matters which shall be applied for or requested by Party B to Party A pursuant to the provisions of this Contract, Party A shall give a written reply to Party B within 3 working days of receipt of written notice delivered by Party B

(B)        Party B’s responsibilities

1.               In the event that Party A decides to terminate this Contract and recover the Premises during the lease term due to any act of Party B as outlined in Article 11 Paragraph 3 hereof, Party B shall pay Party A 10% of total warehouse fee hereunder as liquidated damages. In the event that the said liquidated damages are insufficient to cover Party A’s losses, Party B is liable to make further compensation for Party A’s losses.

2.               In the event that Party B becomes delinquent in the payment of any sum due hereunder during the lease term, Party B shall pay Party A 0.5% of total amount in arrears as overdue fine per day.

3.               Party B shall reasonably use the Premises and ancillary facilities and equipment therein and maintain the Premises and ancillary facilities and equipment therein in good condition (fair wear and tear excluded). In the event of any damage to the Premises and ancillary facilities and equipment therein caused by Party B, Party B is liable to restore them to their former state or make reparation for the damages.

4.               Upon the expiration of the lease term, Party B shall return the Premises and ancillary facilities and equipment therein in good condition (fair wear and tear excepted) to Party A on schedule. In the event that Party B becomes delinquent in the return of the Premises, Party B shall pay Party A twice of daily warehouse fee as overdue fine every day and be liable for losses to Party A arising from the failure of Party B to return the Premises on time.

5.               Party B shall strictly comply with all the regulations and rules applicable to the leasing area stipulated by Party A.

6.               In the event that Party B wishes to alter the interior structure, fitting-out or facilities of the Premises, it shall submit the working scheme to Party A and obtain Party A’s prior written consent before carrying out the work, which shall be the sole responsibility of Party B. Unless otherwise agreed to by both parties, upon the termination of the lease term or early termination of the lease term due to any cause attributable to Party B, Party A is entitled to choose to exercise one of the following rights:

1)                  Confiscate the fitting-out attached to the Premises without cost;

2)                  Request Party B to restore the Premises to their former state; or

3)                  Demand payment of the expenses for restoring the Premises to their former state against Party B.

7.               In the event that Party B wishes to install any equipment, apparatus or machine exceeding the load of electric meter in the Premises, it shall obtain Party A’s prior consent and notify Party A and related authorities.

8.               Party B shall not occupy any public space or set up any item on, apply any coating to or make any alteration to the facades of the Premises or public space without authorization.

9.               In the event that Party B wishes to set up any plaque at any public space in the Center, it shall submit an application to Party A and carry out the work subject to the uniform planning and consent of Party A and Party A’s supervision during the work. When Party B moves out of the Premises, it shall remove such plaque at its own expense subject to Party A’s prior consent.

Article 11                Modification, rescission and termination of the Contract

1.               Both parties may modify or terminate this Contract through consultation.

2.               Party B shall have the right to terminate this Contract during the lease term in the event of any of following acts of Party A:

1)                  Failure to provide the Premises or failure to provide the Premises meeting the agreed upon conditions, which seriously affect the use of the Premises; or

2)                  Failure to perform the obligations of maintenance of the Premises, which seriously affect the use of the Premises.

3.               Party A shall have the right to terminate this Contract during the lease term in the event of any of following acts of Party B:

1)                  Termination of the Contract or the lease term ahead of time unilaterally;

2)                  Underlet or sublet of the Premises to any third party without Party A’s prior written consent;

3)                  Alteration of the structure of the Premises or damage the Premises without Party A’s prior written consent;

4)                  Damage to the Premises or ancillary facilities and equipment therein and failure to repair such damage within the reasonable time limit set by Party A;

5)                  Alteration the purpose of lease as specified herein without Party A’s prior written consent;

6)                  Storage of any dangerous goods or carry out any illegal activity in the Premises;

7)                  Delinquent in the payment of any sum due hereunder, which causes serious losses to Party A;

8)                  In arrears with any warehouse fee for more than 2 months consecutively or 3 months in total; or

9)                  In arrears with any property management fee, water expense, electric expense, gas expense, air conditioning expense or other expense for more than 2 months consecutively or 3 months in total.

4.               In the event that Party B intends to extend the lease after the expiration of the lease term, it shall notify Party A in writing one month before the expiration of the lease term. In case Party A intends to continue to rent the Premises after the expiration of the lease term, Party B shall have the preemptive right to lease the Premises under same conditions. However, Party A shall have the right to appropriately adjust the warehouse fee subject to the change of consumer price index.

5.               This Contract shall expire automatically upon the expiration of the lease term.

6.               This Contract shall be terminated if this Contract is unable to be performed due to natural disaster, national policy or any other types of force majeure.

7.               In case any party terminates this Contract subject to the provision of Paragraph 2 or 3 of Article 11 hereof, it shall notify the other party in writing and this Contract shall be terminated upon receipt of such notice by the other party.

Article 12                Acceptance of the Premises upon delivery and return of the Premises:

1.               Party A and Party B shall jointly participate in the acceptance of the Premises. Any objection to the fitting-out, implement or other facilities and equipment shall be put forward on the site. In case any status thereof is hard to be tested or judged on the site, either party may present a claim to the other party within 5 working days of the acceptance.

2.               Party B shall return the Premises and ancillary facilities and equipment therein to Party A upon the expiration of the lease term. The Premises and ancillary facilities and equipment therein returned by Party B to Party A shall be in good condition and free of any item of Party B and shall in no way affect the normal use of the Premises. Party A shall have the right to dispose of the items left by Party B on the Premises without authorization. The expense of such disposal shall be paid from the amount earned from the disposal of such items.

Article 13                Exceptions

1.               Neither party shall be held responsible for failure to perform this Contract due to natural disaster or any other types of Force Majeure or any loss arising there from.

2.               Neither party shall be held responsible for any loss to any party due to recover, reform or demolishment of the Premises pursuant to national policy.

3.               In the event that this Contract is terminated due to any reason mentioned above, the warehouse fee shall be calculated according to the actual time of use. In case the termination of lease happens prior to the end of the month, the warehouse fee for that month shall be calculated according to the actual days of lease in that month. The overpayments shall be returned or the deficiencies shall be made up. The security deposit shall be refunded to Party B after settlement of the account.

Article 14                Notice

All notices required to be given hereunder, communications between both parties and notices and demands in connection with this Contract shall be made in writing. Any mail or fax from Party A to Party B or from Party B to Party A shall be deemed to have been served at the time of dispatch. Any registered mail addressed to the party at its address first set forth above shall be deemed to have been served at the expiration of 10 days after the same was delivered into the custody of the postal authorities or if personally delivered, at the time of delivery.

Article 15                Settlement of disputes

All disputes arising in connection with this Contract shall be settled by both parties through consultation. In case no settlement can be reached, either party may bring the case in dispute to the court at the place where Party A is resided for litigation.

Article 16     Miscellaneous

1.               All the contents of this Contract are trade secrets. Both parties are liable to keep secret the content of this Contract.

Article 17    For any matter unsettled herein, both parties may enter into supplementary provisions through consultation. All supplementary provisions and attachments hereto shall be an integral part of this Contract and shall have equal binding force as this Contract.

Article 18    This Contract shall go into effect after being duly executed by both parties. This Contract and its attachments shall be made in four originals, two copies to be held by both parties respective with equal binding force.

Article 19    Any modification, deletion, addition or alteration to any content of this Contract shall not be valid unless it is sealed.

Article 20    The copy of the business license of either party affixed with its seal shall be an attachment to this Contract held by the other party.

Attachment:

1.               Sketch map of the position of the Premises, which is marked in red.

2.               Copy of the business license of the other party.

3.               Responsibility contract for fire safety.

Party A (seal): Chengdu Bonded & Logistics Investment Company Limited

Representative: [illegible signature]

Deposit Bank: West Zone Sub-branch, Pixian Branch, Bank of China

Account No.: 841884576228091001

Party B (seal): Source Photonics (Chengdu) Company Limited

Representative: [illegible signature]

Deposit Bank:

Account No.:

Date of Signing: MMDDYY